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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 17, 2003

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31315 (Commission File Number)	02-0556934 (IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO (Address of Principal Executive Offices)		80112 (Zip Code)

Registrant's telephone number, including area code 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

  (a)
  None.

  (b)
  None.

  (c)
  Exhibits.

Exhibit No.	Exhibit Description
99.1	Regal Entertainment Group Reconciliations of Non-GAAP Financial Measures

Item 12. Results of Operations and Financial Condition.

        As previously announced in a press release dated September 4, 2003, Regal Entertainment Group will participate in the Bank of America 33rd Annual Investment Conference on September 17, 2003. A portion of Regal's presentation will include a discussion of certain non-GAAP financial measures for the fiscal quarters ended September 26, 2002, December 26, 2002, March 27, 2003 and June 26, 2003. Attached as Exhibit 99.1 to this Form 8-K is certain financial information for Regal Entertainment Group, including reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: September 17, 2003	By:	/s/ PETER B. BRANDOW
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Regal Entertainment Group Reconciliations of Non-GAAP Financial Measures

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index